SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


DATE  OF  REPORT:    April  30,1998
                     --------------



                            Community West Bancshares
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


              000-23575                                      77-0446957
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     (Commission  or  File  Number)                    (IRS  Employer ID Number)



      5827 Hollister Avenue, Goleta, California                 93117
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       (Address of principal executive offices)               (Zip Code)


                                 (805) 683-4944
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               (Registrant's telephone number including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item  5.          Other  Events.
                  -------------

          Effective April 23, 1998, Community West Bancshares (the "Registrant") entered into that certain Agreement and Plan of Reorganization (the "Agreement") pursuant to which Palomar Savings & Loan Association, Escondido, California ("Palomar") will become a wholly-owned subsidiary of Registrant. Under the terms of the Agreement, each share of Palomar common stock, $4.00 par value, issued and outstanding immediately prior to the completion of the transaction (except for shares dissenting in accordance with Section 1300(b) of the California General Corporations Code of 1968, as amended) shall be converted into the right to receive that number of newly issued shares of common stock, no par value, of the Registrant equal to 2.2 times the book value per share of Palomar determined as of the last day of the calendar month immediately preceding the completion of the transaction determined in accordance with generally accepted accounting principals, divided by the average of the "bid" and "ask" of Registrant's common stock as quoted on the NASDAQ National Market System for the thirty (30) trading days immediately preceding the completion of the transaction.

     The Agreement is subject to the approval of the shareholders of Registrant and Palomar as well as various regulatory agencies including, without limitation, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the California Commissioner of Financial Institutions. The boards of directors of both institutions have approved the Agreement. It is anticipated that the transaction will be completed during the fourth quarter of 1998. As a result of the transaction, Palomar will continue to operate as a California State Chartered Savings & Loan Association under the name of Palomar Savings & Loan Association as a wholly-owned subsidiary of Registrant.

Item  7.          Financial  Statements  and  Exhibits.
                  ------------------------------------


          (a)          Financial  Statements  -  Not  applicable
                       ---------------------

          (b)          Pro  Forma  Financial  Information  -  Not  applicable
                       ----------------------------------

          (c)          Exhibits
                       --------

               1.         Underwriting  agreement  -  Not  applicable

               2. Plan of acquisition, reorganization, arrangement, liquidation or succession - Agreement and Plan of Reorganization by and between Registrant and Palomar dated April 23,1998 - page 5.

               4. Instruments defining the rights of security holders including indentures - Not applicable

               16. Letter regarding change in certifying accountant - Not applicable
               17.        Letter regarding director resignation - Not applicable

               20. Other documents or statement to security holders - Not applicable

               23.        Consents  of  experts  and  counsel - Not applicable

               24.        Power  of  attorney  -  Not  applicable

               26.        Invitations  for  competitive  bids - Not  applicable

               99.        Additional  exhibits  -  Not  applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMMUNITY  WEST  BANCSHARES



Dated: April 30, 1998              /s/ C. Randy Shaffer
                                   --------------------
                                   C. Randy Shaffer
                                   Executive Vice President